World's Leader and Trailblazer in Industrial Ceramic Valves



SHENGKAI INNOVATIONS, INC.
(NASDAQ GM: VALV)

Corporate Presentation
March 2011



Safe Harbor Statement



This presentation contains forward-looking statements, including financial projections. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential," and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the Company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, and other factors detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

The Company makes no expressed or implied representation or warranty as to whether it can attain the projected financial information or the accuracy of any other forward looking statements set forth in this presentation or as to the accuracy or completeness of the assumptions from which the forward looking statements are derived. The Company does not have any obligation to update or revise any forward looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.



Equity Snapshot



Shengkai Innovations, Inc.

NASDAQ GM Symbol:	VALV
Stock Price:	$5.60 as of February 24, 2011
Basic S/O:	26,706,611
Diluted S/O(1):	37,353,421
Diluted Market Cap.:	~$209.2 Million as of February 24, 2011

(1) Based on the treasury stock method of accounting. Closing price a/o 02/24/11.



VALV Overview



- **Largest ceramic valve producer in China with 16 years of operating history**
  - One of the few producers in the world capable of producing large-sized ceramic valves with a caliber of 6 inches or more
  - Diversified customer base of over 400 domestic Chinese customers in industries such as:
    - Power generation, petrochemical and aluminum/steel/metallurgy
  - Portfolio of more than 760 valves under 9 categories

- **Manufacturing facility located in Tianjin, China**
  - Original facility has capacity of 7,500 units (based on 1 shift)
  - New <u>fully funded</u> manufacturing facility has been completed and operational as of 9/16/10
  - Capacity increases to 24,000 units (based on 1 shift)



Seasoned Management & Governance



Mr. Chen Wang
Founder,
CEO & CTO

- Innovator and pioneer of ceramic valves
- Advanced expertise and know-how of structural ceramic technology
- Formerly worked at Tianjin Dagang Power Plant
- 16 years experience in the industry

Mr. David Ming He
CFA & CPA, CFO

- CFO of VALV since March 2010
- Former CFO of Equicap Inc. (OTCBB: EQPI)
- Former Senior Manager at SORL Auto Parts, Inc. (Nasdaq: SORL)
- Director & Audit Chair of China Gengsheng Minerals, Inc. (NYSE Amex: CHGS)
- 6 years experience with US public companies and capital markets

Ms. Li He
COO

- Joined VALV in March 2006 and appointed COO in January 2007
- Significant experience in HR management and business administration
- Former HR manager of Wah Sang Gas (China) Investment Co., Ltd.
- 11 years experience in operations and business administration

Mr. Xiaoqian Liu
CMO

- Joined VALV in July 2002 as a member of the sales staff and subsequently promoted as marketing manager
- Was appointed CMO in January 2007
- 8 years experience in the industry



Investment Highlights



Leading Market Position

- Largest industrial ceramic valve producer in China[1]
- Produce more than 760 types of ceramic valves under 9 categories
- Strong management with experience in the ceramic valve industry and US capital markets

Superior Technology & R&D Capabilities

- Innovator and pioneer of proprietary ceramic valve technology
- Significant barriers to entry
- High production efficiency resulting in low scrap rates
- Ceramic valves have a ~10X useful life compared to metal valves resulting in savings of production downtime and cost[1]

Large Growing Market

- $77.6b of worldwide revenues for industrial valves by 2011[2]
- Industrial valves sales in China expected to be ~$10.3b by 2011[2]

Strong Track Record of Growth

- Sales CAGR of ~32.8% from FY2007 - 2010 ($23.1m to $54.1m)
- Net Income[3] CAGR of ~43.8% from FY2007 - 2010 ($6.6m to $19.6m)

(1) Based on management's estimates of the overall PRC ceramic valve market
(2) Freedonia Group's 2008 report titled World Industrial Valves to 2011
(3) Based on an adjusted non-gaap basis.





Industry Overview



What is a Valve?



- A device that controls the movement of liquid, gas, or loose material in bulk
- Valves control flow, rate, volume, pressure or direction of liquids, gases, slurries or dry materials through a pipeline, chute or similar passageway
- Indispensable to virtually all manufacturing processes, energy production and supply systems


Gate Valve











Ceramic Valve vs. Metal Valve



	Metal Valve	VS.	Ceramic Valve
Characteristics:	▪ No resistance to severe conditions such as abrasion, corrosion and heat		▪ Resistant to Abrasion ▪ Resistant to Corrosion ▪ Resistant to High Temperature
Energy Conservation:	▪ Frequent replacement resulting in tremendous consumption of steel and coal		▪ High durability resulting in significantly less steel and coal consumption
Environment Protection:	▪ Higher coal consumption resulting in higher emission of CO_2 & SO_2[(2)]		▪ The needs for less coal resulting in reduced emission of CO_2 & SO_2[(2)]
Efficiency Improvement[(1)]:	▪ At minimum, requires monthly maintenance ▪ Typically replaced every 2-3 months due to wear and tear		▪ Reduces maintenance and replacement ▪ Reduces interrupted production caused by regular replacements ▪ Saves labor inputs
Useful Life[(1)]:	▪ Normally 2 – 3 months		▪ ~24 – 30 months ▪ ~10x longer useful life
Cost (per set)[(1)]:	▪ Estimated average of $1,000 ▪ Costs ~$10,000 over 24 – 30 month period (ceramic valve normal useful life)		▪ Average ~$3,800

(1) Based on management's estimates of the overall PRC ceramic valve market
(2) SO_2=Sulfur Dioxide; CO_2=Carbon Dioxide



Valve Materials: Metal vs. Ceramic



Metal



Metal ball after one month



Standard metal seat ring after two months



Stainless steel wedge gate disc after one week

Ceramic



SK ceramic ball after two years



SK ceramic seat ring after five years



SK wear-resistant ceramic wedge gate disc after five years



Large and Growing Market[1]



- **Worldwide sales for industrial valves to reach $77.55 billion by 2011**
  - 23.3% growth expected through 2016 with sales reaching $95.65 billion

- **China is becoming a leading market for industrial valves**
  - Chinese demand for industrial valves driven by PRC Government stimulus package of ~$570 billion, industrialization and urbanization
  - Chinese sales for industrial valves to reach $10.30 billion by 2011 (79.1% growth since 2006)
    - 52.9% growth expected through 2016 with sales reaching $15.75 billion
  - China is the 2nd largest market for industrial valves on a worldwide basis
    - 9.2% (US 22.2%) market share in 2006 - expected to reach 16.5% by 2016 (US 19.8%)
  - Ceramic valves make up < 1% of the overall market[2]

(1) All market data provided by Freedonia Group's 2008 report titled World Industrial Valves to 2011
(2) Based on management's estimates of the overall PRC ceramic valve market



Historically Limited Application of Ceramic Valve



Ceramic valves currently account for less than 1% of the overall valve market in China

Why?

- Valve users are not familiar with ceramic technology
- Industrial applications have been limited
- Most ceramic valve manufacturers (***excluding VALV***) can only produce ceramic ball & adjustable valves with calibers <150mm (6 inches) and with pressure levels below 2.5MPa[(1)]

Main competitors lack product portfolio breadth

- Fujikin (USA) – manufacturer of fluid and gas automatic control equipment; produces small ceramic ball valves and mini control valves
- Cera System (Germany) – manufacturer of ceramic valves with calibers up to 300mm, but product selections are also limited to ball valves and gate valves
- KingWay Science &Technology Co. (Yantai, China) – manufacturer of ceramics, ceramic valves, electric and pneumatic valves; produces small ceramic ball valves

VALV is well positioned to fill the market void

- Proprietary technology enables us to produce a wide range of ceramic valves

(1) Based on management's estimates of the overall PRC ceramic valve market





Business Overview



Leader in the Ceramic Valve Industry



Breakthrough Technology, Market Leading Products and Services

- Sustainable competitive advantage in technology
- Able to manufacture ceramic valves with calibers >150mm and up to 1,000mm
- Offer tailor-made solutions to existing valve problems encountered by customers



SK's Ceramic Valves and Parts

- Cost effective in comparison to metal valves
- Capable of producing almost any valve used in industrial processes
- Offer more than 760 types of valves under 9 categories
- Launch 30-50 new models per year
- Valve sizes ranging from 32mm to 1,000mm
- Resistant to pressure up to 42MPa
- Received Chinese patents for 24 products
- 10 new Chinese patents pending approval

Breakdown of Sales by Product Type*



23%
53%
15%
9%
Gate Valve
Ball Valves
Adjustable Valves
Others**



* Data for FY2010

** Others include cutoff valves, back valves, discharging valves, dry ash valves, spinning valves, check valves, and ceramic parts



Diverse End Markets & Customer Base



- Over 400 customers (primarily located in China)
- Multiple products supplied to customers in the power generation industry (e.g. China Guodian Group and Datang Power Group)
- Exclusive ceramic valve supplier for SINOPEC
- Preferred supplier for PetroChina
- ~ 30% revenue for FY 2010 from SINOPEC and PetroChina

中国国电集团公司 CHINA GUODIAN CORPORATION

DTP 大唐国际

中国石油天然气股份有限公司 PetroChina Company Limited

SINOPEC

FY 2010 Revenue Mix


5.5%
29.3%
65.2%
Petrochemical
Power Generation
Aluminum / Steel / Metallurgy and Other

- Continue to focus on Petrochemical industry in FY 2010
  - ➢ Segment sales 29.3% of total revenue for FY 2010 vs. 20.1% for FY 2009
- Management continuous to focus its efforts on penetrate other industries

Strong Sales & Distribution Network

- **Nationwide distribution network**
  - 12 regional sales centers (indicated in red)
  - 58 long term sales agent and distributors (indicated in blue)
  - Full reach into the entire domestic Chinese market



- **Gearing up for exports**
  - Export revenue in FY2010 increased by 91.8% YOY
  - Exports accounted for ~1.3% of total sales in FY2010 versus ~ 0.9% FY2009
  - Approved exporter to Europe, North America, Russia, UAE, Turkey, Pakistan and the Asia-Pacific Region; with plans to setup local offices in some of these regions
  - Sell into international markets through distributors and engineering companies



Proprietary Technologies & Strong R&D Capabilities



- **Proprietary technologies enable us to produce most types of industrial valves**
  - Gradually substitute metal valves which are currently prevalent in market
  - Innovative changes through proprietary technology
    - Enhance strength, toughness, improve resistance to corrosion, sealability, and deformability
  - Proprietary technologies enable us to maintain low scrap rates during production

- **Two R&D teams with the ability to launch 30 - 50 new models every year**
  - Ceramic material R&D team comprised of 6 individuals
    - Significantly improve ceramic valve performance
    - Widen the application of ceramic materials
  - Valve R&D team comprised of 22 individuals
    - Research and develop new structures and types of valves
    - Offer customized solutions and products



Selected Case Studies



Case 1: HUNTLEY Power Plant, Town of Tonawanda, USA

Challenge:

- Fly ash conveying system previously used metal valves
- On average replaced valves every 3 months (some within 2 weeks)

Solution:

- Metal valves were replaced with VALV's ceramic valves 2 years ago and are <u>still in operation</u>
- To date, VALV's ceramic-lined ball valve and ceramic-lined knife gate valve have outlasted its counterpart metal valve

Case 2: China National Offshore Oil Corporation in the Bohai Sea

Challenge:

- Throttle valves from various countries had to be replaced every 2 months due to high sulfur content which caused corrosion and abrasion

Solution:

- VALV's JJ Ceramic throttle valves were installed in June 2006 replacing metal valves
- To date, the throttle valves are still in operation

VALV's ceramic valves are effective in severe working conditions

Production Capacity Expansion

Old Facility

- Designed capacity of 7,500 units (based on 1 shift operation)
- Output in FY2009 & FY2010 has exceeded 10,000 units per year



New Facility

- Capacity increases to 24,000 units (based on 1 shift operation)
- Construction of the new plant was completed in June 2010 – fully operational by 09/30/10
- Fully funded at a cost of ~$55.0 mm





Growth Strategy



Goals	Continuous expansion of manufacturing facility	Reinforce competitive edge over metal valves	Increase petrochemical / chemical industry revenue share	Accelerate international expansion
Activities	Completed new manufacturing plant by 9/30/10; further expansion in pipe-line: additional equipment to be installed in Q2-FY2012	Enhance product quality and production efficiency Lower production costs through increased automation	Increase promotional activities & educate petrochemical / chemical industry Specifically target SINOPEC and PetroChina	Develop relationships with distributors and customers Increase international expansion in 2011 and beyond





Consolidated Financials



Rapid Growth and High Profitability



Year on Year Comparison for Fiscal Years 2007 through 2011 and First Quarter Comparison for 2010 and 2011 (Fiscal Year Ended June 30)


Revenue ($ in millions)
$100
$80
$60
$40
$20
$0
CAGR=32.8%
Growth=67.2%
$23.1
$32.4
$39.3
$54.1
$93-$95
$23.7
$39.5
2007
2008
2009
2010
2011E
1H10
1H11


Gross Profit ($ in millions)
$35
$30
$25
$20
$15
$10
$5
$0
CAGR=32.6%
Growth=63.8%
$13.8
$19.1
$24.0
$32.2
N/A
$14.2
$23.2
2007
2008
2009
2010
2011E
1H10
1H11
Gross Margin
60%
59%
61%
60%
60%
59%


EBITDA ($ in millions)
$30
$25
$20
$15
$10
$5
$0
CAGR=34.1%
Growth=62.5%
$10.4
$15.1
$18.9
$25.1
N/A
$11.2
$18.2
2007
2008
2009
2010
2011E
1H10
1H11
EBITDA Margin
45%
47%
48%
46%
47%
46%


Net Income ($ in millions)
$35
$30
$25
$20
$15
$10
$5
$0
CAGR=43.7%
Growth=79.8%
$6.6
$10.1
$13.6
$19.6
$30-$32
$8.1
$14.7
2007
2008
2009
2010
2011E
1H10
1H11
Net Margin
29%
31%
35%
36%
33%
35%
37%

- FY2010 EBITDA and Net Income excludes share-based compensation of $3.1 MM, stock compensation expense of $16.0 MM, and loss from change in FV of instruments of $56.9 MM
- FY2010 H1 EBITDA and Net Income excludes share-based compensation of $10.9 MM, and loss from change in FV of instruments of $22.3 MM
- FY2011 H1 EBITDA and Net Income excludes share-based compensation of $2.2 MM, and gain from change in FV of instruments of $29.3 MM



Summary Balance Sheets



(US$ Millions) FYE 6/30	FY 2009	FY 2010	FY2011 Q2
Cash and Cash Equivalents	39.0	21.0	42.1
Trade Receivables	4.1	6.5	11.7
Inventories	0.9	2.6	3.7
Other Current Assets	1.7	2.6	2.8
Total Current Assets	**45.7**	**32.7**	**60.3**
Property, Plant and Equipment, Net	4.9	6.1	10.7
Construction in progress	0.3	25.2	32.8
Intangible Assets, Net	9.3	8.5	8.2
Advances to suppliers for purchase of equipment and construction	-	12.1	9.0
Total Assets	**60.2**	**84.6**	**121.0**
Total Current Liabilities	4.7	9.1	10.7
Total Non-current Liabilities	-	77.8	49.2
Stockholders' Equity	**55.5**	**(2.3)**	**61.1**

Operating Efficiency Ratios	FY 2009	FY 2010*	FY2011 Q2*
ROA	22.6%	23.8%	27.5%
DSO (Days)	38.3	42.0	40.9
Inventory Turnover	12.9x	14.2x	13.0x

*FY2010 financial data excludes share-based compensation of $3.1 MM, stock compensation expense of $16.0 MM, and loss from change in FV of instruments of $56.9 MM

*FY2011 Q2 financial data excludes share-based compensation expense of $1.2 MM and gain from change in FV of instruments of $7.6 MM



Investment Highlights



Leading Market Position

- Largest industrial ceramic valve producer in China[1]
- Produce more than 760 types of ceramic valves under 9 categories
- Strong management with experience in the ceramic valve industry and US capital markets

Superior Technology & R&D Capabilities

- Innovator and pioneer of proprietary ceramic valve technology
- Significant barriers to entry
- High production efficiency resulting in low scrap rates
- Ceramic valves have a ~10X useful life compared to metal valves resulting in savings of production downtime and cost[1]

Large Growing Market

- $77.6b of worldwide revenues for industrial valves by 2011[2]
- Industrial valves sales in China expected to be ~$10.3b by 2011[2]

Strong Track Record of Growth

- Sales CAGR of ~32.8% from FY2007 - 2010 ($23.1m to $54.1m)
- Net Income[3] CAGR of ~43.8% from FY2007 - 2010 ($6.6m to $19.6m)

(1) Based on management's estimates of the overall PRC ceramic valve market
(2) Freedonia Group's 2008 report titled World Industrial Valves to 2011
(3) Based on an adjusted non-gaap basis.





Thank You